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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of earliest event reported: November 29, 2000


                           TOP AIR MANUFACTURING, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                      Iowa
                 (State or Other Jurisdiction of Incorporation)


       0-10571                                           42-1155462
(Commission File Number)                    (I.R.S. Employer Identification No.)

317 Savannah Park Road, Cedar Falls, Iowa                  50613
(Address of Principal Executive Offices)                (Zip Code)

                                 (319) 268-0473
              (Registrant's Telephone Number, Including Area Code)

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Item 5.  Other Events.


         Top Air Manufacturing, Inc. (the "Company") today issued a Press Release announcing its plan to liquidate as a result of the rejection by its bank lender of a plan to restructure the Company that contemplated, among other things, the infusion of cash by a potential investor group, including certain members of the Company's Board of Directors.

         A copy of the November 29 press release issued by the Company is attached as an exhibit hereto.

Item 7.  Financial Statements and Exhibits.

         (a)    Not applicable.

         (b)    Not applicable.

         (c)    Exhibits.

                99.1  Press Release issued by the Company on November 29, 2000.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    November 29, 2000

                                    TOP AIR MANUFACTURING, INC.



                                    By:  /s/ Steven R. Lind
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                                         Steven R. Lind
                                         President and Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit
Number            Description
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 99.1             Press Release issued by the Company on November 29, 2000.